UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 30, 2019

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Maryland	333-215272	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

6340 South 3000 East, Suite 500
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

Cottonwood Communities, Inc. (the "Company," "we," "our," and "us") previously filed a Current Report on Form 8-K, dated May 30, 2019, disclosing the acquisition of Luma at West Palm Beach, referred to herein as Cottonwood West Palm. This amendment to the referenced Current Report is being filed solely to provide the required audited financial information under Rule 3-14 of Regulation S-X with respect to Cottonwood West Palm, a significant acquisition.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Real Estate Acquired

–
Audited statement of revenues and certain expenses for Cottonwood West Palm for the year ended December 31, 2018 and unaudited statement of revenues and certain expenses for the three months ended March 31, 2019

(b) Pro Forma Financial Information

–	Unaudited pro forma consolidated balance sheet of Cottonwood Communities, Inc. as of March 31, 2019

–	Unaudited pro forma consolidated statement of operations of Cottonwood Communities, Inc. for the three months ended March 31, 2019

–	Unaudited pro forma consolidated statement of operations of Cottonwood Communities, Inc. for the year ended December 31, 2018

Item 9.01 (a)

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
of Cottonwood Communities, Inc.

We have audited the accompanying statement of revenues and certain expenses of Cottonwood West Palm (the “Property”), formerly known as Luma at West Palm Beach, for the year ended December 31, 2018, and the related notes to the statement of revenues and certain expenses (the “Statement”).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Statement. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Statement referred to above presents fairly, in all material respects, the revenue and certain operating expenses described in Note 1 of the Property for the year ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As described in Note 1, the Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WSRP, LLC
Salt Lake City, Utah
August 1, 2019

Cottonwood West Palm
West Palm Beach, Florida
Statements of Revenues and Certain Expenses

	For the Year Ended December 31, 2018	For the Three Months Ended March 31, 2019
Revenues	(Audited)	(Unaudited)
Rental revenue	$3,341,743	$1,178,853
Other revenue	348,608	135,268
Total revenues	3,690,351	1,314,121

Certain Expenses
Property operating	854,023	224,570
Insurance	87,037	22,711
Real estate taxes	731,073	195,834
Repairs and maintenance	119,229	47,364
Utilities	227,778	53,339
Total certain expenses	2,019,140	543,818

Revenues in excess of certain expenses	$1,671,211	$770,303

Cottonwood West Palm
West Palm Beach, Florida
Notes to the Statements of Revenues and Certain Expenses
For the Year Ended December 31, 2018 and the Three Months Ended March 31, 2019

Organization and Basis of Presentation

The statements of revenues and certain expenses (the “financial statements”) for the year ended December 31, 2018 and for the three months ended March 31, 2019 relate to the operations of Cottonwood West Palm (the "Property"), formerly known as Luma at West Palm Beach. The Property is a 245-unit multifamily community that was completed in 2018 and located five miles west of Palm Beach International Airport. The Property is comprised of one-, two-, and three-bedroom units with an average size of 1,122 square feet and total rentable square feet of 274,889. Property amenities include gated access, a heated resort-style pool with cabanas, fitness center, 5,500-square-foot clubroom, business center and dog park.

A subsidiary of Cottonwood Communities, Inc. acquired 100% of the Property on May 30, 2019 for a purchase price of approximately $67.0 million, excluding closing costs. The average occupancy rate of Cottonwood West Palm for 2018, calculated using financial information provided by the seller and primarily including the property’s lease-up period, was 73.8%. As of closing, Cottonwood West Palm was 84.1% occupied.

The accompanying financial statement is presented in conformity with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the financial statement is not representative of the actual operations for the audited period presented, as certain expenses which may not be comparable to the expenses expected to be incurred in the future operations of the Property have been excluded. Expenses excluded consist of interest, depreciation and amortization and certain other expenses not directly related to the future operations of the Property.

The statement of revenues and certain expenses for the three months ended March 31, 2019 is unaudited. However, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of this statement of revenues and certain expenses for the interim period on the basis described above have been included. The results for such an interim period are not necessarily indicative of the results for the entire year.

Summary of Significant Accounting Policies

Use of Estimates

The preparation of the financial statement in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect various amounts reported in the financial statement and accompanying notes. Actual results could differ from those estimates.

Revenue recognition

Rental income from the apartment leases is recognized as earned. Lease terms generally do not extend beyond one year.

Advertising and marketing costs

The Property’s policy is to expense advertising and marketing costs as incurred.

Related Party Transactions

On May 30, 2019, the Property entered into service agreements with Cottonwood Communities Management, LLC, an affiliated company, to provide property management services. The affiliate will be paid a monthly management fee of 3.5% of gross revenues.

Subsequent Events

Subsequent events have been evaluated through August 1, 2019, the date the financial statements were available for issuance. Management has determined that there are no subsequent events that require disclosure under Financial Accounting Standards Board Accounting Standards Codification Topic 855, Subsequent Events.

Item 9.01 (b)

On May 30, 2019, a subsidiary of Cottonwood Communities, Inc. (the “Company”) acquired Cottonwood West Palm (formerly Luma at West Palm Beach), a 245-unit multifamily community in West Palm Beach, Florida.  The acquisition of Cottonwood West Palm was funded through a Master Credit Facility Agreement with an unaffiliated lender, under the Fannie Mae credit facility program (the “Facility”), and available cash. Pursuant to the terms of the Facility, the Company obtained an advance secured against Cottonwood West Palm in the amount of $35,995,000. The advance carries an interest-only term of 10 years and bears a fixed interest rate of 3.93% per annum.

The unaudited pro forma consolidated balance sheet as of March 31, 2019 and the consolidated statements of operations for the three months ended March 31, 2019 and for the year ended December 31, 2018 (collectively the "pro forma financial statements"), are presented as if the Company had acquired Cottonwood West Palm and obtained the related financing on January 1, 2018.

The pro forma financial statements have been prepared to comply with Article 11 of Regulation S-X, as promulgated by the SEC. The pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company and related notes in the Company’s Quarterly Report on Form10-Q for the three months ended March 31, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018.

The pro forma financial statements are not necessarily indicative of what the actual operating results would have been had the Company acquired Cottonwood West Palm on January 1, 2018, nor are they indicative of future operating results of the Company. The pro forma financial statements also do not contemplate certain amounts that are not readily determinable, such as additional general and administrative expenses that are probable, or interest that would be earned on cash balances or paid on financing to provide funds to facilitate the acquisition at an earlier period.

Cottonwood Communities, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2019

	Cottonwood Communities, Inc. Historical (a)	Cottonwood West Palm Acquisition (b)	Pro Forma Adjustments		Cottonwood Communities, Inc. Pro Forma
Assets
Real estate assets, net	$—	$66,453,353	$—		$66,453,353
Cash and cash equivalents	17,469,929	(30,408,518)	25,184,083	(c)	12,245,494
Restricted cash	—	27,000	—		27,000
Other assets	1,354,966	98,482	—		1,453,448
Total assets	18,824,895	36,170,317	25,184,083		80,179,295
Liabilities and equity
Liabilities
Mortgage notes, net	—	35,717,678	—		35,717,678
Related party payables	289,077	—	—		289,077
Accounts payable and accrued liabilities	57,768	452,639	—		510,407
Total liabilities	346,845	36,170,317	—		36,517,162
Commitments and contingencies (Note 9)
Stockholders' equity
Preferred stock, $0.01 par value; 100,000,000 shares authorized	—	—	—		—
Common stock, $0.01 par value, 1,000,000,000 shares authorized	18,900	—	251,841	(c)	270,741
Additional paid-in capital	18,848,915	—	24,932,242	(c)	43,781,157
Accumulated distributions	(58,045)	—	—		(58,045)
Accumulated deficit	(331,720)	—	—		(331,720)
Total stockholders' equity	18,478,050	—	25,184,083		43,662,133
Total liabilities and stockholders' equity	$18,824,895	$36,170,317	$25,184,083		$80,179,295

(a) Historical financial information obtained from the Company's Quarterly Report on Form 10-Q (No. 333-215272), filed May 15, 2019.

(b) On May 30, 2019, the Company acquired Cottonwood West Palm for the total purchase price of approximately $67.0 million. The Company funded the acquisition using proceeds from its public offering, an advance on the Facility, and the assumption of certain tax liabilities. The acquisition was accounted for as an asset acquisition whereby transaction costs are considered a component of the total cost of the asset. Asset acquisitions are accounted for by allocating the total cost to the individual assets acquired and liabilities assumed on a relative fair value basis. The following table sets forth the allocation of total costs for the Cottonwood West Palm acquisition (amounts in thousands):

	Consideration			Allocation Amounts
Property Name	Total	Cash Paid	Liability Assumed	Land	Building	Improvements	Intangible	Net Other	Loan
Cottonwood West Palm	$30,861	$30,409	$452	$9,380	$52,276	$3,294	$1,503	$126	$(35,718)

(c) For the period from April 1, 2019 through May 30, 2019, the date of acquisition, the Company sold approximately 2.5 million shares of its common stock through its public offering, which resulted in proceeds raised of approximately $25.1 million. Dividends which may have been paid or payable subsequent to March 31, 2019 have not been reflected in the pro forma balance sheet.

Cottonwood Communities, Inc.
Pro Forma Consolidated Statement of Operations
For the Three Months Ended March 31, 2019

	Cottonwood Communities, Inc. Historical (a)	Cottonwood West Palm Acquisition		Pro Forma Adjustments		Cottonwood Communities, Inc. Pro Forma
Revenues
Property rental revenue	$—	$1,178,853	(b)	$—		$1,178,853
Other operating income	—	135,268	(b)	—		135,268
	—	1,314,121		—		1,314,121
Expenses
Property operations expense	—	543,818	(b)	7,353	(c)	551,171
Reimbursable operating expenses to related parties	125,000	—		—		125,000
Asset management fee	19,783	—		209,516	(d)	229,299
Depreciation and amortization	—	—		518,066	(e)	518,066
General and administrative expenses	118,160	—		—		118,160
Total operating expenses	262,943	543,818		734,935		1,541,696
Interest income	31,432	—		(31,432)	(f)	—
Interest expense	—	—		(380,330)	(g)	(380,330)
Net loss	$(231,511)	$770,303		$(1,146,697)		$(607,905)

Weighted average shares outstanding	876,743					4,770,257	(h)
Net loss per common share - basic and diluted	(0.26)					(0.13)

(a) Historical financial information obtained from the Company's Quarterly Report on Form 10-Q (No. 333-215272), filed May 15, 2019.

(b) Represents the operating results attributable to Cottonwood West Palm for the three months ended March 31, 2019 and included in the Statements of Revenues and Certain Expenses in this Form 8-K/A.

(c) The Company contracted with Cottonwood Communities Management, an affiliated company, to provide property management services for tenants. The property management fee is 3.5% of gross revenues, as defined in the property management agreement. This pro forma adjustment was made as if the property management agreement was in place for the three months ended March 31, 2019.

(d) The Company's advisor is entitled to an asset management fee of 1.25% of gross assets, as defined in the advisory agreement. This pro forma adjustment reflects the incremental asset management fee as if the Company had acquired Cottonwood West Palm for the three months ended March 31, 2019.

(e) Represents depreciation and amortization expense for Cottonwood West Palm for the three months ended March 31, 2019. The Company records depreciation and amortization on a straight-line basis.

(f) The Company earned interest on cash deposits for the three months ended March 31, 2019. This adjustment assumes the cash was used for the purchase of Cottonwood West Palm and no interest was earned.

(g) Represents the interest expense, and the related amortization of deferred financing costs, as if the Facility used to acquire Cottonwood West Palm had been in place for the three months ended March 31, 2019. The following table details the pro forma interest expense for the three months ended March 31, 2019:

Cottonwood West Palm
Facility interest	$353,651
Amortization of deferred financing costs	26,679
Total	$380,330

(h) The available cash utilized in the acquisition of Cottonwood West Palm consisted of net proceeds received in the Company’s primary offering through the acquisition date of May 30, 2019. The pro forma weighted average shares assumes that shares issued through May 30, 2019 had been issued on January 1, 2018.

Cottonwood Communities, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2018

	Cottonwood Communities, Inc. Historical (a)	Cottonwood West Palm Acquisition		Pro Forma Adjustments		Cottonwood Communities, Inc. Pro Forma
Revenues
Property rental revenue	$—	$3,341,743	(b)	$—		$3,341,743
Other operating income	—	348,608	(b)	—		348,608
	—	3,690,351		—		3,690,351
Expenses
Property operations expense	—	2,019,140	(b)	16,679	(c)	2,035,819
Reimbursable operating expenses to related parties	—	—		—		—
Asset management fee	—	—		838,065	(d)	838,065
Depreciation and amortization	—	—		3,575,588	(e)	3,575,588
General and administrative expenses	100,209	—		—		100,209
Total operating expenses	100,209	2,019,140		4,430,332		6,549,681
Interest expense	—	—		(1,521,320)	(f)	(1,521,320)
Net loss	$(100,209)	$1,671,211		$(5,951,652)		$(4,380,650)

Weighted average shares outstanding	32,053					4,770,257	(g)
Net loss per common share - basic and diluted	(3.13)					(0.92)

(a) Historical financial information obtained from the Company's 2018 Annual Report on Form 10-K (No. 333-215272), filed March 29, 2019.

(b) Represents the operating results attributable to Cottonwood West Palm for the year ended December 31, 2018 and included in the audited Statements of Revenues and Certain Expenses in this Form 8-K/A.

(c) The Company contracted with Cottonwood Communities Management, an affiliated company, to provide property management services for tenants. The property management fee is 3.5% of gross revenues, as defined in the property management agreement. This pro forma adjustment was made as if the property management agreement was in place for the year ended December 31, 2018.

(d) The Company's advisor is entitled to an asset management fee of 1.25% of gross assets, as defined in the advisory agreement. This pro forma adjustment reflects the incremental asset management fee as if the Company had acquired Cottonwood West Palm as of January 1, 2018.

(e) Represents depreciation and amortization expense for Cottonwood West Palm for the year ended December 31, 2018. The Company records depreciation and amortization on a straight-line basis. The following table details the pro forma depreciation and amortization expense that would have been incurred for the year ended December 31, 2018:

Cottonwood West Palm
Depreciation expense	$2,072,263
Amortization expense	1,503,325
Total	$3,575,588

(f) Represents the interest expense, and the related amortization of deferred financing costs, as if the $35,995,000 Facility used to acquire Cottonwood West Palm had been in place on January 1, 2018. The following table details the pro forma interest expense for the year ended December 31, 2018:

Cottonwood West Palm
Facility interest	$1,414,604
Amortization of deferred financing costs	106,716
Total	$1,521,320

(g) The available cash utilized in the acquisition of Cottonwood West Palm consisted of net proceeds received in the Company’s primary offering through the acquisition date of May 30, 2019. The pro forma weighted average shares assumes that shares issued through May 30, 2019 had been issued on January 1, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Enzio Cassinis
Name:	Enzio Cassinis
Title:	Chief Executive Officer

Date:   August 1, 2019